Exhibit 21
ALABAMA
CareOne Home Health Services, Inc.
Four Rivers Medical Center PHO, Inc.
Selma Medical Center Hospital, Inc.
ALASKA
Chugach PT, Inc.
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.
ARKANSAS
Columbia Health System of Arkansas, Inc.
BERMUDA
Parthenon Insurance Company, Limited
CALIFORNIA
Center for Advanced Imaging, LLC
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
Good Samaritan Surgery Center, L.P.
HCA Health Services of California, Inc.
Healdsburg General Hospital, Inc.
L E Corporation
Las Encinas Hospital
Los Gatos Surgical Center, a California Limited Partnership
     Los Gatos Surgical Center
Los Robles Regional Medical Center
     Los Robles Hospital & Medical Center
Los Robles SurgiCenter, LLC
     Los Robles SurgiCenter
MCA Investment Company
Mission Bay Memorial Hospital, Inc.
Neuro Affiliates Company
Riverside Healthcare System, L.P.
     Riverside Community Hospital
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
San Joaquin Surgical Center, Inc.
San Jose Pathology Outreach, LLC
Southwest Surgical Clinic, Inc.
Surgicare of Good Samaritan, LLC
Surgicare of Los Gatos, Inc.
Surgicare of Los Robles, LLC
Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
West Hills Hospital
     West Hills Hospital & Medical Center

West Hills Surgical Center, Ltd.
     West Hills Surgical Center
West Los Angeles Physicians’ Hospital, Inc.
Westminster Community Hospital
Westside Hospital Limited Partnership
CAYMAN ISLANDS
Health Midwest Insurance Company, Ltd.
COLORADO
Altitude Mid Level Providers, LLC
Centrum Surgery Center, Ltd.
     Centrum Surgical Center
Clear Creek Surgery Center, LLC
Colorado Health Systems, Inc.
Columbine Psychiatric Center, Inc.
Continental Division I, Inc.
Denver Mid-Town Surgery Center, Ltd.
     Midtown Surgical Center
Diagnostic Mammography Services, G.P.
Galen of Aurora, Inc.
HCA-HealthONE LLC
     North Suburban Medical Center
     Presbyterian/St. Luke’s Medical Center
     Rose Medical Center
     Sky Ridge Medical Center
     Swedish Medical Center
     The Medical Center of Aurora
Health Care Indemnity, Inc.
HealthONE at Breckenridge, LLC
HealthONE Clear Creek, LLC
HealthONE Clinic Services — Bariatric Medicine, LLC
HealthONE Clinic Services — Behavioral Health, LLC
HealthONE Clinic Services — Cardiovascular, LLC
HealthONE Clinic Services — Medical Specialties, LLC
HealthONE Clinic Services — Neurosciences, LLC
HealthONE Clinic Services — Obstetrics and Gynecology, LLC
HealthONE Clinic Services — Occupational Medicine, LLC
HealthONE Clinic Services — Oncology Hematology, LLC
HealthONE Clinic Services — Orthopedic Specialists, LLC
HealthONE Clinic Services — Otolaryngology Specialists, LLC
HealthONE Clinic Services — Pediatric Specialties, LLC
HealthONE Clinic Services — Primary Care, LLC
HealthONE Clinic Services — Surgical Specialties, LLC
HealthONE Clinic Services LLC
HealthONE High Street Primary Care Center, LLC
HealthOne Lincoln Investment, LLC
HealthONE Lowry, LLC
HealthONE of Denver, Inc.
HealthONE Urologic, LLC
HealthOne Westside Investment, LLC
Hospital-Based CRNA Services, Inc.
Lakewood Outpatient Surgical Center, Ltd.
Lakewood Surgicare, Inc.
Lowry Surgery Center, LLC
Mountain View MRI Associates, Ltd.

MOVCO, Inc.
New Rose Holding Company, Inc.
North Suburban Spine Center, L.P.
     Musculoskeletal Surgery Center
North Suburban Surgery Center, L.P.
     North Suburban Surgery Center
Outpatient Surgery Center of Lakewood, L.P.
     Lakewood Surgical Center
P/SL Hyperbaric Partnership
Rocky Mountain Pediatric Hematology Oncology, LLC
Rocky Mountain Surgery Center, LLC
Rose Ambulatory Surgery Center, L.P.
     Rose Surgical Center
Rose Health Partners, LLC
Rose Medical Plaza, Ltd.
Rose POB, Inc.
Sky Ridge Surgery Center, L.P.
     Sky Ridge Surgical Center
Southwest Medpro, Ltd.
Surgicare of Denver Mid-Town, Inc.
Surgicare of North Suburban, LLC
Surgicare of Rose, LLC
Surgicare of Sky Ridge, LLC
Surgicare of Southeast Denver, Inc.
Surgicare of Swedish, LLC
Surgicare of Thornton, LLC
Swedish Medpro, Inc.
Swedish MOB I, Ltd.
Swedish MOB II, Inc.
Swedish MOB III, Inc.
Swedish MOB IV, Inc.
Swedish MOB, LLC
Urology Surgery Center of Colorado, LLC
DELAWARE
AC Med, LLC
Aligned Business Consortium Group, L.P.
Alpharetta Imaging Services, LLC
Alternaco, LLC
American Medicorp Development Co.
Ami-Point GA, LLC
AOGN, LLC
Appledore Medical Group, Inc.
AR Holding 1, LLC
AR Holding 2, LLC
AR Holding 3, LLC
AR Holding 4, LLC
AR Holding 5, LLC
AR Holding 6, LLC
AR Holding 7, LLC
AR Holding 8, LLC
AR Holding 9, LLC
AR Holding 10, LLC
AR Holding 11, LLC
AR Holding 12, LLC
AR Holding 13, LLC

AR Holding 14, LLC
AR Holding 15, LLC
AR Holding 16, LLC
AR Holding 17, LLC
AR Holding 18, LLC
AR Holding 19, LLC
AR Holding 20, LLC
AR Holding 21, LLC
AR Holding 22, LLC
AR Holding 23, LLC
AR Holding 24, LLC
AR Holding 25, LLC
AR Holding 26, LLC
AR Holding 27, LLC
AR Holding 28, LLC
AR Holding 29, LLC
AR Holding 30, LLC
Arkansas Medical Park, LLC
ASD Shared Services, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Aventura Cancer Center Manager, LLC
Bayshore Partner, LLC
Belton Family Practice Clinic, LLC
Blake Imaging, LLC
Boca Raton Open Imaging Center, LLC
Boynton Beach EFL Imaging Center, LLC
Bradenton Outpatient Services, LLC
Brandon Imaging Manager, LLC
Brandon Regional Cancer Center, LLC
Brandon SRS Management Services, LLC
C/HCA Capital, Inc.
C/HCA, Inc.
California Imaging Center Manager, LLC
Cancer Centers of North Florida, LLC
Cancer Services of Aventura, LLC
Cardiovascular Center of Fort Worth, L.P.
Cardiovascular Ventures of Fort Worth, LLC
Carolina Forest Imaging Manager, LLC
Centennial CyberKnife Center, LLC
Centennial CyberKnife Manager, LLC
Centerpoint Medical Center of Independence, LLC
     Centerpoint Medical Center
Central Florida Diagnostic Cardiology Center, LLC
Central Florida Imaging Services, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Chattanooga ASC, LLC
CHC Finance Co.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
     Bayshore Medical Center
CHCA Clear Lake, L.P.
     Clear Lake Regional Medical Center

CHCA Conroe, L.P.
     Conroe Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
     Mainland Medical Center
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
     West Houston Medical Center
CHCA Woman’s Hospital, L.P.
     Woman’s Hospital of Texas
Cheray and Samuels, LLC
Clear Lake Cardiac Catheterization Center, L.P.
Clear Lake Cardiac GP, LLC
Clear Lake Merger, LLC
Clear Lake Regional Partner, LLC
ClinicServ, LLC
Clipper Cardiovascular Associates, Inc.
CMS GP, LLC
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.
Cobb Imaging Services, LLC
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
     Coliseum Medical Centers
Coliseum Psychiatric Center, LLC
     Coliseum Psychiatric Center
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia Hospital (Palm Beaches) Limited Partnership
     Columbia Hospital
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation-Delaware
Columbia Palm Beach GP, LLC
Columbia Rio Grande Healthcare, L.P.
     Rio Grande Regional Hospital
Columbia Valley Healthcare System, L.P.
     Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia-SDH Holdings, Inc.
Columbus Cath Lab, Inc.
Columbus Cath Lab, LLC
Concept EFL Imaging Center, LLC
Concept West EFL Imaging Center, LLC
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physician, LLC
Danforth Hospital, Inc.
Delray EFL Imaging Center, LLC
Delta Division, Inc.
Doctors Hospital of Augusta, LLC
     Doctors Hospital

Douglasville Imaging Services, LLC
Drake Management Company
East Florida Imaging Holdings, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC
Family Care of E. Jackson County, LLC
FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, LLC
Galen Global Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
     Alaska Regional Hospital
Galen International Capital, Inc.
Galen International Holdings, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
Gardens EFL Imaging Center, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC-Galen Health Care, LLC
Good Samaritan Hospital, L.P.
     Good Samaritan Hospital
Good Samaritan Hospital, LLC
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
     Garden Park Medical Center
Grand Strand Regional Medical Center, LLC
     Grand Strand Regional Medical Center
Grandview Health Care Clinic, LLC
H.H.U.K., Inc.
HCA — IT&S Field Operations, Inc.
HCA — IT&S Inventory Management, Inc.

HCA — IT&S TN Field Operations, Inc.
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA International Finance LLP
HCA Management Services, L.P.
HCA Outpatient Imaging Services Group, Inc.
HCA Property GP, LLC
HCA Psychiatric Company
HCA Squared, LLC
HCA Switzerland Holding Sàrl
HCA Wesley Rehabilitation Hospital, Inc.
HCAPS Anesthesia Manager, LLC
Health Services (Delaware), Inc.
Health Services Merger, Inc.
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust MOB, LLC
Healthtrust Purchasing Group, L.P.
Healthtrust, Inc. — The Hospital Company
Hearthstone Home Health, Inc.
Heathrow Imaging, LLC
Hendersonville ODC, LLC
Henrico Doctors Hospital — Forest Campus Property, LLC
HHNC, LLC
Highway 50 Real Estate, LLC
HM OMCOS, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
Hospital Partners Merger, LLC
Houston Healthcare Holdings, Inc.
Houston Woman’s Hospital Partner, LLC
HSS Holdco, LLC
HSS Systems VA, LLC
HSS Systems, LLC
HTI Hospital Holdings, Inc.
Imaging Centers of California, L.P.
Imaging Services of Appomattox, LLC
Imaging Services of Jacksonville, LLC
Imaging Services of Louisiana Manager, LLC
Imaging Services of Louisiana, LLC
Imaging Services of Orlando, LLC
Imaging Services of Richmond, LLC
Imaging Services of Roanoke, LLC
Imaging Services of West Boynton, LLC
Independence Regional Medical Group, LLC
Indian Path, LLC
Indianapolis Hospital Partner, LLC
Integrated Regional Laboratories, LLP
Jackson County Medical Group, LLC
JCSH, LLC
JCSHLP, LLC
JFK Medical Center Limited Partnership

     JFK Medical Center
Jupiter EFL Imaging Center, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall Regional Medical Center, LLC
Lakeland Medical Center, LLC
Lakeside Radiology, LLC
Lakeview Medical Center, LLC
     Lakeview Regional Medical Center
Laredo Medco, LLC
Lee’s Summit Family Care, LLC
Lewis-Gale Medical Center, LLC
     Lewis-Gale Medical Center
Low Country Health Services, Inc. of the Southeast
Macon Healthcare, LLC
Macon Northside Health Group, LLC
Macon Northside Hospital, LLC
     Coliseum Northside Hospital
Mainland Partner, LLC
Management Services Holdings, Inc.
Management Services LP, LLC
Mayhill Cancer Center, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Center of Plano Partner, LLC
Medical Centers of Oklahoma, LLC
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Office Buildings of Kansas, LLC
Medical Specialties, Inc.
MediStone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
Memorial Southside Cancer Center, LLC
Miami Beach EFL Imaging Center, LLC
MidAmerica Oncology, LLC
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
Midtown Diagnostics, LLC
Midwest Division — ACH, LLC
     Allen County Hospital
Midwest Division — CMC, LLC
Midwest Division — LRHC, LLC
     Lafayette Regional Health Center
Midwest Division — LSH, LLC
     Lee’s Summit Medical Center
Midwest Division — MCI, LLC
Midwest Division — MII, LLC
Midwest Division — MMC, LLC
     Menorah Medical Center
Midwest Division — OPRMC, LLC
     Overland Park Regional Medical Center

Midwest Division — PFC, LLC
Midwest Division — RMC, LLC
     Research Medical Center
Midwest Division — RPC, LLC
     Research Psychiatric Center
Midwest Division — TLM, LLC
Midwest Holdings, Inc.
Midwest Medicine Associates, LLC
Midwest Metropolitan Physicians Group, LLC
Mira Healthcare, LLC
Mobile Corps., Inc.
MRT&C, Inc.
Nashville Shared Services General Partnership
North Augusta Imaging Management, LLC
North Augusta Imaging Services, LLC
North Brandon Imaging, LLC
North Florida Cancer Center Lake City, LLC
North Florida Cancer Center Live Oak, LLC
North Florida Cancer Center Tallahassee, LLC
North Florida Radiation Oncology, LLC
North Miami Beach Surgery Center Limited Partnership
     North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Tampa Imaging, LLC
North Texas Medical Center, Inc.
Northeast Florida Cancer Services, LLC
Northwest Fla. Home Health Agency, Inc.
Notami Hospitals, LLC
Notami, LLC
Notco, LLC
NTGP, LLC
NTMC Ambulatory Surgery Center, L.P.
NTMC Management Company
NTMC Venture, Inc.
Ocala Stereotactic Radiosurgery Partner, LLC
Ocala Stereotactic Radiosurgery, LLC
OHH Imaging Services, LLC
Oncology Services of Corpus Christi Manager, LLC
Oncology Services of Corpus Christi, LLC
Orlando Outpatient Surgical Center, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC
Outpatient GP, LLC
Outpatient LP, LLC
Outpatient Services — LAD, LLC
Outpatient Services Holdings, Inc.
Palm Beach EFL Imaging Center, LLC
Palms West Hospital Limited Partnership
     Palms West Hospital
Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parkland Physician Services, Inc.
Parkway Hospital, Inc.
Pearland Partner, LLC
Pinellas Medical, LLC
Pioneer Medical, LLC

Plano Heart Institute, L.P.
Plano Heart Management, LLC
Plantation General Hospital, L.P.
     Plantation General Hospital
PMM, Inc.
POH Holdings, LLC
Portsmouth Regional Ambulatory Surgery Center, LLC
     Portsmouth Regional Ambulatory Surgery Center
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
Radiation Oncology Manager, LLC
RCH, LLC
Red Rock at Maryland Parkway, LLC
Red Rock at Smoke Ranch, LLC
Red Rock Holdco, LLC
Reston Hospital Center, LLC
     Reston Hospital Center
RHA MSO, LLC
Riverside Hospital, Inc.
Riverside Imaging, LLC
RMC HBP, LLC
Round Rock Hospital, Inc.
Samaritan, LLC
San Bernardino Imaging, LLC
San Jose Healthcare System, LP
     Regional Medical Center of San Jose
San Jose Hospital, L.P.
San Jose Medical Center, LLC
San Jose, LLC
Sarah Cannon Research Institute, LLC
SCRI Holdings, LLC
SJMC, LLC
Sleep Lab at Menorah Medical Center, LLC
SMCH, LLC
South Bay Imaging, LLC
South Brandon Imaging, LLC
South Valley Hospital, L.P.
Southtown Women’s Clinic, LLC
Spalding Rehabilitation L.L.C.
     Spalding Rehabilitation Hospital
Spring Branch GP, LLC
Spring Branch LP, LLC
Spring Hill Imaging, LLC
Springview KY, LLC
Stereotactic Radiosurgery Systems of Brandon, LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.
Summit Medical Assoc., LLC
Summit Outpatient Diagnostic Center, LLC
Sun Bay Medical Office Building, Inc.
Sun City Imaging, LLC
Sun-Med, LLC
Sunrise Hospital and Medical Center, LLC
     Sunrise Hospital & Medical Center

Surgicare of Denton, Inc.
Surgicare of Plano, Inc.
Surgico, LLC
Swedish MOB Acquisition, Inc.
TBHI Outpatient Services, LLC
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
     Terre Haute Regional Hospital
The Medical Group of Kansas City, LLC
Total Imaging — Parsons, LLC
Town Plaza Family Practice, LLC
Trident Medical Center, LLC
     Trident Medical Center
Tuckahoe Surgery Center, LP
     Parham Surgery Center
Ultra Imaging Management Services, LLC
Ultra Imaging of Tampa, LLC
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
Vicksburg Diagnostic Services, L.P.
Washington Holdco, LLC
Wesley Cath Lab, LLC
Wesley Manager, LLC
Wesley Medical Center, LLC
     Wesley Medical Center
West Boynton Beach Open Imaging Center, LLC
West Florida Imaging Services, LLC
West Florida PET Services, LLC
West Houston, LLC
Westbury Hospital, Inc.
WHG Medical, LLC
WJHC, LLC
Woman’s Hospital Merger, LLC
Women’s Hospital Indianapolis GP, Inc.
Women’s Hospital Indianapolis, L.P.
FLORIDA
AAL Holdings, Inc.
All About Learning, LLC
All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
     Ambulatory Surgery Center
Atlantis Surgicare, LLC
Aventura Comprehensive Cancer Research Group of Florida, Inc.
Aventura Healthcare Specialists LLC
Aventura Neurosurgery, LLC
BAMI Property, LLC
Bannerman Family Care, LLC
Bay Hospital, Inc.
     Gulf Coast Medical Center
Bayonet Point Surgery Center, Ltd.
     Bayonet Point Surgery and Endoscopy Center
Beach Primary Care, LLC

Belleair Surgery Center, Ltd.
     Belleair Surgery Center
Big Cypress Medical Center, Inc.
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
Brandon Surgi-Center, Ltd.
     Brandon Surgery Center
Broward Cardiovascular Surgeons, LLC
Broward Healthcare System, Inc.
Broward Neurosurgeons, LLC
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
Capital Regional Healthcare, LLC
Cardiovascular Consultants of Ocala, LLC
CCH-GP, Inc.
Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Cardiovascular Surgeons, LLC
Cedars Gastroenterologists, LLC
Cedars Healthcare Group, Ltd.
Cedars International Cardiology Consultants, LLC
Cedars Medical Center Hospitalists, LLC
Cedars Neurosurgery, LLC
Central Florida Cardiology Interpretations, LLC
Central Florida Division Practice, Inc.
Central Florida Obstetrics & Gynecology Associates, LLC
Central Florida Physician Network, LLC
Central Florida Radiology, LLC
Central Florida Regional ENT, LLC
Central Florida Regional Hospital, Inc.
     Central Florida Regional Hospital
Coastal Cardiac Diagnostics, Ltd.
Collier County Home Health Agency, Inc.
Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye and Specialty Surgery Center, Ltd.
     Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
     Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation-SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership
Columbia Ocala Regional Medical Center Physician Group, Inc.
Columbia Palm Beach Healthcare System Limited Partnership
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services — Florida Group, Inc.
Columbia Primary Care, LLC
Columbia Resource Network, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Community Hospital Family Practice, LLC
Coral Springs Surgi-Center, Ltd.
     Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
     Countryside Surgery Center
Daytona Medical Center, Inc.
Destin Primary Care, LLC
Diagnostic Breast Center, Inc.
Doctors Hospital Physician-Hospital Organization, Inc.
Doctors Osteopathic Medical Center, Inc.
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
     Doctors Same Day Surgery Center
DOMC Property, LLC
East Florida Division, Inc.
East Florida Hospitalists, LLC
East Florida Primary Care, LLC
East Pointe Hospital, Inc.
Edward White Hospital, Inc.
     Edward White Hospital
Englewood Community Hospital, Inc.
     Englewood Community Hospital
Fawcett Memorial Hospital, Inc.
     Fawcett Memorial Hospital
Florida Home Health Services-Private Care, Inc.
Florida Outpatient Surgery Center, Ltd.
     Florida Surgery Center
Fort Myers Market, Inc.
Fort Pierce Immediate Care Center, Inc.
Fort Pierce Orthopaedics, LLC
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
     Fort Walton Beach Medical Center
Freeport Family Medicine, LLC
Ft. Pierce Surgicare, LLC
Ft. Walton Beach Anesthesia Services, LLC
Ft. Walton Beach Internal Medicine, LLC
Gainesville GYN Oncology of North Florida Regional Medical Center, LLC
Gainesville Physicians, LLC
Galen Diagnostic Multicenter, Ltd.
Galen Hospital-Pembroke Pines, Inc.
Galen of Florida, Inc.
     St. Petersburg General Hospital
Galencare, Inc.
     Brandon Regional Hospital
     Northside Hospital

Gateway Surgical Group, LLC
Grant Center Hospital of Ocala, Inc.
Gulf Coast General Surgery, LLC
Gulf Coast Inpatient Specialists, LLC
Gulf Coast Medical Center Primary Care, LLC
Hamilton Memorial Hospital, Inc.
HCA — Viera ALF, LLC
HCA — WHS Progressive, LLC
HCA — WHS Services, LLC
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
     Blake Medical Center
     Oak Hill Hospital
     Regional Medical Center Bayonet Point
     St. Lucie Medical Center
HD&S Corp. Successor, Inc.
HealthCoast Physician Group, LLC
Heathrow Internal Medicine, LLC
Heritage Family Care, LLC
Homecare North, Inc.
Hospital Corporation of Lake Worth
Hyperbaric and Wound Care Services of Ocala, LLC
Integrated Regional Lab, LLC
Integrated Regional Laboratories Pathology Services, LLC
Internal Medicine Services of Osceola, LLC
Jacksonville Multispecialty Services, LLC
Jacksonville Physician Practices, Ltd.
Jacksonville Specialists, LLC
Jacksonville Surgery Center, Ltd.
     Jacksonville Surgery Center
JFK Internal Medicine Faculty Practice, LLC
JFK Occupational Medicine, LLC
JFK Orthopedics, LLC
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
     Kendall Regional Medical Center
Kendall Medical Specialists, LLC
Kendall Vascular Surgery, LLC
Kingsley Family Care, LLC
Kissimmee Surgicare, Ltd.
     Kissimmee Surgery Center
LAD Imaging, LLC
Lakewood Park Walk-In Clinic, LLC
Largo Cardiology, LLC
Largo Medical Center, Inc.
     Largo Medical Center
Largo Physician Group, LLC
Laurel Grove Surgery Center, LLC
Lawnwood Cardiovascular Surgery, LLC
Lawnwood Healthcare Specialists, LLC
Lawnwood Medical Center, Inc.
     Lawnwood Regional Medical Center & Heart Institute
Lawnwood Pavilion Physician Services, LLC
Live Oak Immediate Care Center, LLC
M & M of Ocala, Inc.
Manatee Surgicare, Ltd.

     Gulf Coast Surgery Center
Marion Community Hospital, Inc.
     Ocala Regional Medical Center
Medical Associates of Ocala, LLC
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala
Medical Partners of North Florida, LLC
Memorial Family Practice Associates, LLC
Memorial Healthcare Group, Inc.
     Memorial Hospital Jacksonville
     Specialty Hospital
Memorial Neurosurgery Group, LLC
Memorial Primary Care, LLC
Memorial Surgicare, Ltd.
     Plaza Surgery Center II
Memorial Urgent Care — Mandarin, LLC
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
     Aventura Hospital and Medical Center
Miami Lakes Surgery Center, Ltd.
     Miami Lakes Surgery Center
Navarre Family Care, LLC
Network MS of Florida, Inc.
New Port Richey Hospital, Inc.
     Community Hospital
New Port Richey Surgery Center, Ltd.
     New Port Richey Surgery Center
Niceville Family Practice, LLC
Niceville General Surgery, LLC
North Central Florida Health System, Inc.
North Florida Division I, Inc.
North Florida Division Practice, Inc.
North Florida GI Center GP, Inc.
North Florida GI Center, Ltd.
     North Florida Endoscopy Center
North Florida Immediate Care Center — Springhill, LLC
North Florida Immediate Care Center, Inc.
North Florida Neurosurgery, LLC
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Physicians, LLC
North Florida Regional Investments, Inc.
North Florida Regional Medical Center, Inc.
     North Florida Regional Medical Center
North Florida Regional Otolaryngology, LLC
North Florida Rehab Investments, LLC
North Florida Surgical Associates, LLC
North Palm Beach County Surgery Center, Ltd.
     North County Surgicenter
Northside MRI, Inc.
Northwest Broward Neurosurgery and Spine, LLC
Northwest Florida Cardiology, LLC
Northwest Florida Healthcare Systems, Inc.
Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC
Northwest Florida Women’s Cancer Care, LLC
Northwest Medical Center, Inc.
     Northwest Medical Center
Notami Hospitals of Florida, Inc.
     Lake City Medical Center
Oak Hill Acquisition, Inc.
Oak Hill Family Care, LLC
Oak Hill Hospitalists, LLC
Ocala Regional Outpatient Services, Inc.
Okaloosa Hospital, Inc.
     Twin Cities Hospital
Okeechobee Hospital, Inc.
     Raulerson Hospital
OneSource Health Network of South Florida, Inc.
Orange Park Hospitalists, LLC
Orange Park Medical Center, Inc.
     Orange Park Medical Center
Orlando Surgicare, Ltd.
     Same Day Surgicenter of Orlando
Osceola Neurological Associates, LLC
Osceola Regional Hospital, Inc.
     Osceola Regional Medical Center
Osceola Regional Hospitalists, LLC
Osceola Surgical Associates, LLC
Outpatient Surgical Services, Ltd.
     Outpatient Surgical Services
P&L Associates
Pace Obstetrics and Gynecology, LLC
Palm Beach General Surgery, LLC
Palm Beach Healthcare System, Inc.
Palm Beach Hospitalists Program, LLC
Palms West Gastroenterology, LLC
Palms West Pediatric Neurosurgery, Inc.
Palms West Surgery Center, Ltd.
     Palms West Surgicenter
Park South Imaging Center, Ltd.
Pensacola Primary Care, Inc.
Pinellas Surgery Center, Ltd.
     Center for Special Surgery
Port St. Lucie Surgery Center, Ltd.
     St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Putnam Hospital, Inc.
Raulerson Gastroenterology, LLC
Raulerson GYN, LLC
Raulerson Primary Care, LLC
Sarasota Doctors Hospital, Inc.
     Doctors Hospital of Sarasota
South Broward Practices, Inc.
South Florida Division Practice, Inc.
South Vero Walk-In Clinic, LLC
Southwest Florida Health System, Inc.
Southwest Florida Regional Medical Center, Inc.
Space Coast Surgical Center, Ltd.

     Merritt Island Surgery Center
Spinal Disorder and Pain Treatment Institute, LLC
St. Lucie General Surgery, LLC
St. Lucie Hospitalists, LLC
St. Lucie Medical Center Walk-In Clinic, LLC
St. Lucie Medical Specialists, LLC
St. Lucie West Primary Care, LLC
St. Petersburg General Surgery, LLC
Sun City Hospital, Inc.
     South Bay Hospital
Surgery Center of Atlantis, LLC
     Atlantis Outpatient Center
Surgery Center of Aventura, Ltd.
     Surgery Center of Aventura
Surgery Center of Ft. Pierce, Ltd
     Surgery Center of Ft. Pierce
Surgery Center of Port Charlotte, Ltd.
     Gulf Pointe Surgery Center
Surgical Park Center, Ltd.
     Surgical Park Center
Surgicare America — Winter Park, Inc.
Surgicare of Altamonte Springs, Inc.
Surgicare of Aventura, LLC
Surgicare of Bayonet Point, Inc.
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Central Florida, Ltd.
     Central Florida Surgicenter
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Kissimmee, Inc.
Surgicare of Laurel Grove, LLC
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of Miami Lakes, LLC
Surgicare of New Port Richey, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
     Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Palms West, LLC
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port Charlotte, LLC
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
     Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.
Tallahassee Community Network, Inc.
Tallahassee Gyn-Oncology, LLC
Tallahassee Imaging Services, LLC
Tallahassee Medical Center, Inc.
     Capital Regional Medical Center

Tallahassee Orthopedic Surgery Partners, Ltd.
     Tallahassee Outpatient Surgery Center
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
The Neurohealth Sciences Center, LLC
Total Imaging — Hudson, LLC
Total Imaging — North St. Petersburg, LLC
Travel Medicine and Infections, LLC
Treasure Coast Physician Practices, Ltd.
Twin Cities Primary Care — Destin, LLC
Twin Cities Primary Care, LLC
University Healthcare Specialists, LLC
University Hospital, Ltd.
     University Hospital and Medical Center
Venture Ambulatory Surgery Center, LLC
     Venture Ambulatory Surgery Center
Venture Medical Management, LLC
West Florida Behavioral Health, Inc.
West Florida Division, Inc.
West Florida HealthWorks, LLC
West Florida Internal Medicine, LLC
West Florida Physician Network, LLC
West Florida Regional Medical Center, Inc.
     West Florida Hospital
West Florida Specialty Physicians, LLC
West Jacksonville Medical Center, Inc.
Westside Surgery Center, Ltd.
     Parkside Surgery Center
Wildwood Medical Center, Inc.
Women’s Health Center of Central Florida, LLC
Wound and Hyperbaric Center, LLC
GEORGIA
Acworth Immediate Care, LLC
Albany Family Practice, LLC
Albany Neurosurgery Center, LLC
AOSC Sports Medicine, Inc.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Surgery Center, Ltd.
     Atlanta Outpatient Peachtree Dunwoody Center
     Atlanta Outpatient Surgery Center
     Pediatric Outpatient Surgery Center of Atlanta
Augusta Inpatient Services, LLC
Augusta Multispecialty Services, LLC
Augusta Primary Care Services, LLC
Buckhead Surgical Services, L.P.
Byron Family Practice, LLC
Cartersville Medical Center, LLC
     Cartersville Medical Center
Cartersville Occupational Medicine Center, LLC
Cartersville Physician Practice I, LLC
Cartersville Urgent Care, LLC
Center for Colorectal Care, LLC
Chatsworth Hospital Corp.
Church Street Partners

Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Primary Care Services, LLC
Coliseum Primary Healthcare — Macon, LLC
Coliseum Primary Healthcare — Riverside, LLC
Coliseum Professional Associates, LLC
Coliseum Same Day Surgery Center, L.P.
     Coliseum Same Day Surgery Center
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Polk General Hospital, Inc.
     Polk Medical Center
Columbia Surgicare of Augusta, Ltd.
     Augusta Surgical Center
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
Diagnostic Services, G.P.
Doctors Hospital Center for Occupational Medicine, LLC
Doctors Hospital Columbus GA-Joint Venture
Doctors Hospital of Augusta Neurology, LLC
Doctors Hospital Surgery Center, L.P.
     Evans Surgery Center
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.
Doctors-VIII, Inc.
Doctors-IX, Inc.
Doctors-X, Inc.
Dublin Community Hospital, LLC
Dublin Heart Specialists, LLC
Dublin Multispecialty, LLC
Dunwoody Physician Practice Network, Inc.
Eastside General Surgery, LLC
EHCA Diagnostics, LLC
EHCA Eastside Occupational Medicine Center, LLC
EHCA Eastside, LLC
     Emory Eastside Medical Center
EHCA Johns Creek Holdings, LLC
EHCA Johns Creek Radiation Therapy, LLC
EHCA Johns Creek, LLC
     Emory Johns Creek Hospital
EHCA Metropolitan, LLC
EHCA Parkway, LLC
EHCA Peachtree, LLC
EHCA West Paces, LLC
EHCA, LLC
Emory Johns Creek Obstetrics and Gynecology, LLC
Emory Johns Creek Physicians, LLC
Fairview Park, Limited Partnership
     Fairview Park Hospital
Georgia Psychiatric Company, Inc.
Grace Family Practice, LLC

Grayson Primary Care, LLC
Greater Gwinnett Internal Medicine Associates, LLC
Greater Gwinnett Physician Corporation
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
HCOL, Inc.
Heritage Medical Care, LLC
Hospitalists at Fairview Park, LLC
Hughston Hospital Services, LLC
Infectious Diseases Consultants of Southwest Georgia, LLC
Johns Creek Family Physicians, LLC
Johns Creek Physician Services Corporation
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
     Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center — West, Inc.
MOSC Sports Medicine, Inc.
North Georgia Primary Care Group, LLC
Northlake Medical Center, LLC
Northlake MultiSpecialty Associates, LLC
Northlake Physician Practice Network, Inc.
Northlake Surgical Center, L.P.
     Northlake Surgical Center
Northlake Surgicare, Inc.
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Brain & Spine Center, LLC
Palmyra Park Hospital, Inc.
     Palmyra Medical Centers
Palmyra Park, Limited Partnership
Palmyra Professional Fees, LLC
Redmond Anesthesia Services, LLC
Redmond Hospital Services, LLC
Redmond Neurosurgery, LLC
Redmond Park Health Services, Inc.
Redmond Park Hospital, LLC
     Redmond Regional Medical Center
Redmond Physician Practice Company
Redmond Physician Practice Company II
Redmond Physician Practice Company III
Redmond Physician Practice XI, LLC
Rockbridge Primary Care, LLC
Rome Imaging Center Limited Partnership
Surgery Center of Rome, L.P.
     The Surgery Center of Rome
Surgicare of Augusta, Inc.
Surgicare of Buckhead, LLC
Surgicare of Evans, Inc.
Surgicare of Rome, Inc.
The Rankin Foundation
Urology Center of North Georgia, LLC
West Paces Services, Inc.

IDAHO
East Falls OBGYN, LLC
East Falls Plastic Surgery, LLC
Eastern Idaho Health Services, Inc.
     Eastern Idaho Regional Medical Center
Eastern Idaho Regional Medical Center Physician Services, LLC
Idaho Physician Services, Inc.
Patients First Neonatology, LLC
Patients First Neurology, LLC
West Valley Internal Medicine, LLC
West Valley Medical Center, Inc.
     West Valley Medical Center
West Valley Professional Fee Billing, LLC
West Valley Therapy Services, LLC
ILLINOIS
Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare — North Michigan Ave., L.P.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.
INDIA
All About Staffing (India) Private Limited
INDIANA
Advanced Neurosurgery, LLC
Advanced Orthopedics, LLC
Advanced Plastic Surgery Center of Terre Haute, LLC
Advanced Radiation Oncology Care, LLC
Basic American Medical, Inc.
Family Medicine of Terre Haute, LLC
Hospitalists of the Wabash Valley, LLC
Jeffersonville MediVision, Inc.
Regional Hospital Healthcare Partners, LLC
Surgicare of Indianapolis, Inc.
Surgicare of Terre Haute, LLC
Terre Haute Heart Lung Vascular Associates, LLC
Terre Haute MOB, L.P.
Terre Haute Obstetrics and Gynecology, LLC
Wabash Cardiology Associates, LLC
Wabash Valley Hospitalists, LLC
KANSAS
Care for Women, LLC
Johnson County Neurology, LLC
Johnson County Surgery Center, L.P.
     Surgicenter of Johnson County
Johnson County Surgicenter, L.L.C.
Kansas Pulmonary and Sleep Physicians, LLC
Kansas Trauma and Critical Care Specialists, LLC
Mid-America Surgery Center, LLC
Mid-America Surgery Institute, LLC
     Mid-America Surgery Institute

Midwest Cardiology Specialists, LLC
Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC
Midwest Division, Inc.
Midwest Oncology Associates, LLC
Mill Creek Outpatient Services, LLC
MMC Sleep Lab Management, LLC
Neuroscience Associates of Kansas City, LLC
OPRMC-HBP, LLC
Overland Park Cardiovascular, Inc.
Overland Park Medical Specialists, LLC
Overland Park Orthopedics, LLC
Overland Park Surgical Specialties, LLC
Paragyn Surgical, LLC
Pediatric Specialty Clinic LLC
Physician Associates of Corporate Woods, LLC
Quivira Internal Medicine, Inc.
Statland Medical Group, LLC
Surgery Center of Overland Park, L.P.
     Overland Park Surgery Center
Surgicare of Overland Park, LLC
Surgicare of Wichita, Inc.
Surgicare of Wichita, Ltd.
     Surgicare of Wichita
Surgicenter of Johnson County, Ltd.
Wesley Physician Services, LLC
KENTUCKY
CHCK, Inc.
Commonwealth Specialists of Kentucky, LLC
Frankfort Hospital, Inc.
     Frankfort Regional Medical Center
Frankfort Orthopedics, LLC
Frankfort Wound Care, LLC
Galen of Kentucky, Inc.
Greenview Hospital, Inc.
     Greenview Regional Hospital
Greenview PrimeCare, LLC
Hospitalists at Greenview Regional Hospital, LLC
Southern Kentucky Medicine Associates, LLC
Southern Kentucky Neurosurgical Associates, LLC
Southern Kentucky Urology, LLC
Surgery Center of Greenview, L.P.
Surgicare of Greenview, Inc.
Tri-County Community Hospital, Inc.
Western Kentucky Gastroenterology, LLC
LOUISIANA
Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
Avoyelles Family Care (A Medical Limited Liability Company)
Center for Digestive Diseases, LLC
Children’s Multi-Specialty Group, LLC
CLASC Manager, LLC
Columbia Healthcare System of Louisiana, Inc.
Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.
Columbia/HCA of New Orleans, Inc.
Dauterive Hospital Corporation
     Dauterive Hospital
Dauterive Physicians, LLC
Doctors Hospital of Opelousas Limited Partnership
HCA Health Services of Louisiana, Inc.
Lafayette OB Hospitalists, LLC
Lafayette Pediatric Neurology Center, LLC
Lafayette Surgery Center Limited Partnership
     Lafayette Surgicare
Lafayette Surgicare, Inc.
Lafayette Urogynecology & Urology Center, LLC
Lakeside Women’s Services, LLC
Lakeview Multispecialty Group, LLC
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
Metairie Primary Care Associates, LLC
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.
Rapides Healthcare System, L.L.C.
     Rapides Regional Medical Center
Rapides Regional Physician Group Primary Care, LLC
Rapides Regional Physician Group Specialty Care, LLC
Rapides Regional Physician Group, LLC
Rapides Surgery Center, LLC
Southwest Medical Center Family Practice, LLC
Southwest Medical Center Multi-Specialty Group, LLC
Southwest Medical Center Surgical Group, LLC
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
The Regional Health System of Acadiana, LLC
     The Regional Medical Center of Acadiana
TUHC Anesthesiology Group, LLC
TUHC Hospitalist Group, LLC
TUHC Physician Group, LLC
TUHC Primary Care and Pediatrics Group, LLC
TUHC Radiology Group, LLC
Tulane Clinic, LLC
Tulane Professionals Management, L.L.C.
University Healthcare System, L.C.
     Tulane University Hospital and Clinic
Uptown Primary Care Associates, LLC
WGH, Inc.
Women’s & Children’s Pediatric Hematology/Oncology Center, LLC
Women’s & Children’s Pediatric Orthopedic Center, LLC
Women’s & Children’s Pulmonology Clinic, LLC
Women’s and Children’s Professional Management, L.L.C.
LUXEMBOURG
HCA Luxembourg 1 Sarl
HCA Luxembourg 2 Sarl

MASSACHUSETTS
Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.
MISSISSIPPI
Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Hospitalist Program, LLC
Garden Park Investments, L.P.
Garden Park Physician Services Corporation
Gulf Coast Medical Ventures, Inc.
HTI Health Services, Inc.
Orange Grove Surgical Associates, LLC
Southern Urology Associates, LLC
VIP, Inc.
MISSOURI
Baptist Lutheran HBP, LLC
Cedar Creek Medical Group, LLC
Centerpoint Cardiology Services, LLC
Centerpoint Hospital Based Physicians, LLC
Centerpoint Medical Specialists, LLC
Centerpoint Orthopedics, LLC
Centerpoint Physicians Group, LLC
Clinishare, Inc.
Endocrinology Associates of Lee’s Summit, LLC
Eye Care Surgicare, Ltd.
Eye Surgicare of Independence, LLC
Family Care at Arbor Walk, LLC
Family Health Specialists of Lee’s Summit, LLC
Foot & Ankle Specialty Services, LLC
HCA Midwest Comprehensive Care, Inc.
Health Midwest Medical Group, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
HEI Missouri, Inc.
HM Acquisition, LLC
Independence Neurosurgery Services, LLC
Independence Surgicare, Inc.
Kansas City Neurology Associates, LLC
Kansas City Perfusion Services, Inc.
Kansas City Pulmonology Practice, LLC
Kansas City Vascular & General Surgery Group, LLC
Lee’s Summit Urgent Care, LLC
Medical Center Imaging, Inc.
Metropolitan Multispecialty Physicians Group, Inc.
Mid-States Financial Services, Inc.
Midwest Cardiovascular & Thoracic Surgery, LLC
Midwest Division — RBH, LLC
     Research Belton Hospital
Midwest Division Spine Care, LLC
Midwest Doctor’s Group, LLC
Midwest Infectious Disease Specialists, LLC
Midwest Newborn Care, LLC

Midwest Specialty Care — Lee’s Summit, LLC
Midwest Trauma Services, LLC
Midwest Women’s Healthcare Specialists, LLC
Missouri Healthcare System, L.P.
National Association of Senior Friends
Notami Hospitals of Missouri, Inc.
Nuclear Diagnosis, Inc.
Ozarks Medical Services, Inc.
Precise Imaging, Inc.
Raymore Medical Group, LLC
Research Cardiology Associates, LLC
Research Family Physicians, LLC
Research GYN/Oncology Associates, LLC
Research Internal Medicine, LLC
Research Multi-Specialty Physicians Group, LLC
Research Neurology Associates, LLC
Research Psychiatric — 1500, LLC
RMC — Pulmonary, LLC
RMC Transplant Physicians, LLC
Surgery Center of Independence, L.P.
     Centerpoint Ambulatory Surgery Center
Surgicare of Kansas City, LLC
Surgicenter of Kansas City, L.L.C.
     Surgicenter of Kansas City
Women’s Center at Brookside, LLC
NEVADA
CHC Holdings, Inc.
CHC Venture Co.
CIS Holdings, Inc.
Columbia Hospital Corporation of West Houston
Fremont Women’s Health, LLC
Health Service Partners, Inc.
Las Vegas ASC, LLC
Las Vegas Physical Therapy, Inc.
Las Vegas Surgical Center, a Nevada limited partnership
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd.
     Las Vegas Surgery Center
Nevada Surgery Center of Southern Hills, L.P.
Nevada Surgicare of Southern Hills, LLC
Rhodes Limited-Liability Company
Sahara Outpatient Surgery Center, Ltd.
     Sahara Surgery Center
Southern Hills Medical Center, LLC
     Southern Hills Hospital & Medical Center
Specialty Surgicare of Las Vegas, LP
     Specialty Surgery Center
Sunrise Anesthesia Services, LLC
Sunrise Flamingo Surgery Center, Limited Partnership
     Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
     MountainView Hospital
Sunrise Neuro Sciences, LLC
Sunrise Outpatient Services, Inc.
Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.
NEW HAMPSHIRE
Appledore Medical Group II, Inc.
Derry ASC, Inc.
HCA Health Services of New Hampshire, Inc.
     Parkland Medical Center
     Portsmouth Regional Hospital
Med-Point of New Hampshire, Inc.
Occupational Health Services of PRH, LLC
Parkland Hospitalists Program, LLC
Parkland Oncology, LLC
PRH Oncology, LLC
Salem Surgery Center, Limited Partnership
     Salem Surgery Center
Surgicare of Salem, LLC
NORTH CAROLINA
Brunswick Anesthesia, LLC
CareOne Home Health Services, Inc.
Cumberland Medical Center, Inc.
HCA — Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
Raleigh Community Medical Office Building, Ltd.
Wake Psychiatric Hospital, Inc.
OHIO
Columbia/HCA Healthcare Corporation of Northern Ohio
Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.
Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.
Lorain County Surgery Center, Ltd.
Surgicare of Lorain County, Inc.
Surgicare of Westlake, Inc.
Westlake Surgicare, L.P.
OKLAHOMA
Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Columbia/Edge Mobile Medical, L.L.C.
Edmond General Surgery, LLC
Edmond Hospitalists, LLC
Edmond Intensivists, LLC
Edmond Physician Hospital Organization, Inc.
Edmond Physician Services, LLC
Edmond Podiatry Associates, LLC
Edmond Spine and Orthopedic Services, LLC
Family Medicine Associates of Edmond, LLC
HCA Health Services of Oklahoma, Inc.
     OU Medical Center

     OU Medical Center Edmond
Healthcare Oklahoma, Inc.
Medi Flight of Oklahoma, LLC
Medical Imaging, Inc.
Millenium Health Care of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
     Oklahoma Surgicare
Oklahoma Surgicare, Inc.
Oklahoma Transplant Physicians, LLC
Plains Healthcare System, Inc.
Presbyterian Office Building, Ltd.
Rogers County PHO, Inc.
Stephenson Laser Center, L.L.C.
Surgicare of Northwest Oklahoma Limited Partnership
Surgicare of Tulsa, Inc.
SWMC, Inc.
PENNSYLVANIA
Basic American Medical Equipment Company, Inc.
Chestnut Hill Surgical Investors, Ltd.
Surgicare of Philadelphia, Inc.
PHILIPPINES
All About Staffing Philippines, Inc.
Career Staffing U.S.A.
SOUTH CAROLINA
C/HCA Development, Inc.
Carolina Forest Imaging Center, LLC
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
     Grande Dunes Surgery Center
Coastal Carolina Home Care, Inc.
Coastal Carolina MultiSpecialty Associates, LLC
Coastal Carolina Primary Care, LLC
Coastal Inpatient Physicians, LLC
Colleton Ambulatory Care, LLC
     Colleton Ambulatory Surgery Center
Colleton Diagnostic Center, LLC
Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC
Colleton Neurology Associates, LLC
Colleton Otolaryngology, Head and Neck Surgery, LLC
Columbia/HCA Healthcare Corporation of South Carolina
Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
Doctors Hospital North Augusta Imaging Center, LLC
Doctor’s Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
Grand Strand Senior Health Center, LLC
Grand Strand Surgical Specialists, LLC
North Augusta Rehab Health Center, LLC
North Charleston Diagnostic Imaging Center, LLC
Providence Eye Care, Inc.
South Atlantic Division, Inc.
South Carolina Imaging Employer Corp.
Trident Behavioral Health Services, LLC

Trident Eye Surgery Center, L.P.
     Trident Eye Surgery Center
Trident Medical Services, Inc.
Trident MRI Associates, L.P.
Trident Neonatology Services, LLC
Walterboro Community Hospital, Inc.
     Colleton Medical Center
SWITZERLAND
Glemm SA
HCA Switzerland Finance Sarl
HCA Switzerland Holding Sarl
TENNESSEE
Arthritis Specialists of Nashville, Inc.
Athens Community Hospital, Inc.
Atrium Surgery Center, Ltd.
     Atrium Memorial Surgery Center
Centennial Cardiovascular Consultants, LLC
Centennial Heart, LLC
Centennial Neuroscience, LLC
Centennial Primary Care, LLC
Centennial Psychiatric Associates, LLC
Centennial Surgery Center, L.P.
     Centennial Surgery Center
Centennial Surgical Clinic, LLC
Centennial Surgical Associates, LLC
Central Tennessee Hospital Corporation
     Horizon Medical Center
Chattanooga Diagnostic Associates, LLC
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group — Centennial, Inc.
Columbia Medical Group — Daystar, Inc.
Columbia Medical Group — Parkridge, Inc.
Columbia Medical Group — Southern Hills, Inc.
Columbia Medical Group — The Frist Clinic, Inc.
Dickson Corporate Health Services, LLC
Dickson Surgery Center, L.P.
First Onsite, LLC
Frist Clinic Express, LLC
Gastroenterology Specialists of Middle Tennessee, LLC
HCA — Information Technology & Services, Inc.
HCA Central Group, Inc.
HCA Chattanooga Market, Inc.
HCA Development Company, Inc.
HCA Eastern Group, Inc.
HCA Health Services of Tennessee, Inc.
     Centennial Medical Center
     Centennial Medical Center at Ashland City
     Southern Hills Medical Center
     StoneCrest Medical Center
     Summit Medical Center
HCA Medical Services, Inc.
HCA Physician Services, Inc.

HCA Realty, Inc.
Health to You, LLC
Healthcare Sales National Management Services Group, LLC
Healthtrust, Inc. — The Hospital Company
Hendersonville Hospital Corporation
     Hendersonville Medical Center
Hendersonville Hospitalist Services, Inc.
Hendersonville OB/GYN, LLC
Hendersonville Primary Care, LLC
Hermitage Primary Care, LLC
Holly Hill/Charter Behavioral Health System, L.L.C.
Hometrust Management Services, Inc.
Horizon Orthopedics, LLC
Horizon Surgical, LLC
Hospital Corporation of Tennessee
Hospital Realty Corporation
Hospitalists at Centennial Medical Center, LLC
Hospitalists at Horizon Medical Center, LLC
Hospitalists at Parkridge, LLC
Hospitalists at StoneCrest, LLC
HTI Memorial Hospital Corporation
     Skyline Medical Center
Indian Path Hospital, Inc.
Indian Path Rehabilitation Center, Inc.
Internal Medicine Associates of Southern Hills, LLC
Lookout Valley Medical Center, LLC
Madison Behavioral Health, LLC
Madison Internal Medicine, LLC
McMinnville Cardiology, LLC
Med Group — Southern Hills Hospitalists, LLC
Medical Group — Dickson, Inc.
Medical Group — Southern Hills of Brentwood, LLC
Medical Group — Southern Hills of Nolensville, LLC
Medical Group — Stonecrest FP, Inc.
Medical Group — Stonecrest Pulmonology, LLC
Medical Group — StoneCrest, Inc.
Medical Group — Summit, Inc.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
     Plaza Day Surgery
Medical Plaza MRI, L.P.
Medical Resource Group, Inc.
Middle Tennessee Neurology LLC
Mid-State Physicians, LLC
Nashville Psychiatric Company, Inc.
Natchez Surgery Center, LLC
Network Management Services, Inc.
Neurology Associates of Hendersonville, LLC
North Florida Regional Freestanding Surgery Center, L.P.
     North Florida Surgical Pavilion
North Nashville Family Health Center, LLC
Old Fort Village, LLC
OneSourceMed, Inc.
Palmer Medical Center, LLC
Parkridge East Specialty Associates, LLC
Parkridge Hospitalists, Inc.
Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.
     Parkridge Medical Center
Parkridge Professionals, Inc.
Parkside Surgery Center, Inc.
Plano Ambulatory Surgery Associates, L.P.
     Surgery Center of Plano
Portland Primary Care, LLC
Portland Surgical, LLC
Pulmonary Medicine of Dickson, LLC
Rio Grande Surgery Center Associates, L.P.
     Rio Grande Surgery Center
SCRI Services, LLC
Shelbyville Cardiology, LLC
Signal Mountain Primary Care, LLC
Skyline Medical Group, LLC
Skyline Neuroscience Associates, LLC
Skyline Primary Care, LLC
Skyline Rehab Associates, LLC
Skyline Riverside Medical Group, LLC
Southeast Surgical Solutions, LLC
Southern Hills Neurology Consultants, LLC
Southern Hills Orthopaedic Consultants, LLC
Specialist Group at Centennial, LLC
Spring Hill Hospital, Inc.
Spring Hill Physicians, LLC
SRS Acquisition, Inc.
St. Mark’s Ambulatory Surgery Associates, L.P.
     St. Mark’s Outpatient Surgery Center
Sterling Primary Care Associates, LLC
Stonecrest Medical Group — Family Practice of Murfreesboro, LLC
Stonecrest Medical Group — SC Murfreesboro Family Practice, LLC
Sullins Surgical Center, Inc.
Summit Convenient Care at Lebanon, LLC
Summit Heart, LLC
Summit Research Solutions, LLC
Summit Surgery Center, L.P.
     Summit Surgery Center
Summit Surgical Associates, LLC
Summit Walk-in Clinic, LLC
Surgery Center of Chattanooga, L.P.
     Surgery Center of Chattanooga
Surgicare of Chattanooga, LLC
Surgicare of Dickson, LLC
Surgicare of Madison, Inc.
Surgicare of Natchez, LLC
Surgicare of Southern Hills, Inc.
Surgicare of Wilson County, LLC
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
TCMC Madison-Portland, Inc.
Tennessee Healthcare Management, Inc.
Tennessee Valley Outpatient Diagnostic Center, LLC
The Charter Cypress Behavioral Health System, L.L.C.
Trident Ambulatory Surgery Center, L.P.
     Trident Surgery Center
TriStar Health System, Inc.

TriStar OB/GYN, LLC
Vascular and Endovascular Specialists, LLC
Wilson County Outpatient Surgery Center, L.P.
TEXAS
Administrative Physicians of North Texas, PLLC
All About Staffing of Texas, Inc.
Ambulatory Endoscopy Clinic of Dallas, Ltd.
     Ambulatory Endoscopy Clinic of Dallas
Arlington Diagnostic South, Inc.
Arlington Neurosurgeons, PLLC
Arlington Primary Care, PLLC
Arlington Primary Medicine, PLLC
Arlington Vascular Surgery, PLLC
Austin Heart Cardiology MSO, LLC
Austin Heart, PLLC
Austin Medical Center, Inc.
Austin Physicians Management, LLC
Austin Urogynecology, PLLC
Bailey Square Ambulatory Surgical Center, Ltd.
     Bailey Square Surgery Center
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
     Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Occupational and Family Medicine, PLLC
Bayshore Surgery Center, Ltd.
     Bayshore Surgery Center
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville Specialists of Texas, PLLC
Brownsville Surgical Specialists, PLLC
Brownsville-Valley Regional Medical Center, Inc.
Calloway Creek Surgery Center, L.P.
     Calloway Creek Surgery Center
Calloway Creek Surgicare, LLC
Capital Area Cardiology
Capital Area Occupational Medicine, PLLC
Capital Area Primary Care, PLLC
Capital Area Providers
Capital Area Specialists, PLLC
Capital Area Surgeons, PLLC
CardioTexas, PLLC
Cardio Vascular Surgeons of North Texas, PLLC
Central San Antonio Surgical Center Investors, Ltd.
Central Texas Cardiac Arrhythmia Physicians, PLLC
CHC Management, Ltd.
CHC Payroll Company
CHC Realty Company
CHCA Pearland, L.P.
CHC-El Paso Corp.
CHC-Miami Corp.
Clear Lake Family Physicians, PLLC
Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
     Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
Collin County Diagnostic Associates, PLLC
COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.
Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Champions Treatment Center, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc.
Columbia Hospital at Medical City Dallas Subsidiary, L.P.
     Medical City Dallas Hospital
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital Securities Corporation
Columbia Hospital-Arlington (WC), Ltd.
Columbia Hospital-El Paso, Ltd.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P.
Columbia Medical Center Dallas Southwest Subsidiary, L.P.
Columbia Medical Center of Arlington Subsidiary, L.P.
     Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, L.P.
     Denton Regional Medical Center
Columbia Medical Center of Las Colinas, Inc.
     Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, L.P.
     Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, L.P.
     Medical Center of McKinney
Columbia Medical Center of Plano Subsidiary, L.P.
     Medical Center of Plano
Columbia North Hills Hospital Subsidiary, L.P.
     North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P.
Columbia Northwest Medical Center Partners, Ltd.
Columbia Northwest Medical Center, Inc.
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
     Plaza Medical Center of Fort Worth
Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P.
Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia/HCA Healthcare Corporation of Central Texas
Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital
Columbia-Quantum, Inc.
Comprehensive Radiology Management Services, Ltd.
Congenital Heart Surgery Center, PLLC
Conroe Hospital Corporation
Conroe Specialists of Texas, PLLC
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Surgery Center, L.P.
Corpus Christi Surgery, Ltd.
Corpus Surgicare, Inc.
Dallas CardioThoracic Surgery Consultants, PLLC
Dallas Neuro-Stroke Affiliates, PLLC
Deep Purple Investments, LLC
Denton County Hospitalist Program, PLLC
Denton Pediatric Physicians, PLLC
Denton Primary Care, PLLC
Denton Regional Ambulatory Surgery Center, L.P.
     Day Surgery Center at Denton Regional Medical Center
DFW Physicians Group, PLLC
Doctors Bay Area Physician Hospital Organization
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
El Paso Healthcare Provider Network
El Paso Healthcare System, Ltd.
     Del Sol Medical Center
     Las Palmas Medical Center
El Paso Nurses Unlimited, Inc.
El Paso Primary Care, PLLC
El Paso Surgery Centers, L.P.
     East El Paso Surgery Center
     Surgical Center of El Paso
El Paso Surgicenter, Inc.
Eldridge Family Practitioners, PLLC
Elite Family Health of Plano, PLLC
Elite OB-GYN Services of El Paso, PLLC
Elite Orthopaedics of El Paso, PLLC
Elite Orthopaedics of Irving, PLLC
Elite Orthopaedics of Plano, PLLC
Emergency Psychiatric Medicine, PLLC
Endoscopy Clinic of Dallas, Inc.
Endoscopy of Plano, L.P.
     Endoscopy of Plano
Endoscopy Surgicare of Plano, LLC
EPIC Properties, Inc.
EPSC, L.P.
Family Practitioners of Pearland, PLLC
Flower Mound Surgery Center, Ltd.
Fort Worth Investments, Inc.
Frisco Warren Parkway 91, Inc.
Galen Hospital of Baytown, Inc.
General and Cardiovascular Surgeons of Conroe, PLLC
General Surgeons of Pasadena, PLLC
GI Associates of Denton, PLLC
Gramercy Surgery Center, Ltd.
     Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.

Green Oaks Hospital Subsidiary, L.P.
     Green Oaks Hospital
Gulf Coast Division, Inc.
Gulf Coast Physician Administrators, Inc.
HCA Central/West Texas Physicians Management, LLC
HCA Health Services of Texas, Inc.
HCA HEI Sealy, Inc.
HCA Med Plus of El Paso, Inc.
HCA Pearland GP, Inc.
HCA Plano Imaging, Inc.
HCA Western Group, Inc.
Heartcare of Texas, Ltd.
Hidalgo County Family Practitioners, PLLC
Houston Northwest Surgical Partners, Inc.
Houston Pediatric Pulmonary Associates, PLLC
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.
Kingwood Multi-Specialty Group, PLLC
Kingwood Surgery Center, Ltd.
KPH-Consolidation, Inc.
     Kingwood Medical Center
Kyle Primary Care, PLLC
Las Colinas Primary Care, PLLC
Las Colinas Surgery Center, Ltd.
     Las Colinas Surgery Center
Leadership Healthcare Holdings II L.P., L.L.P.
Leadership Healthcare Holdings L.P., L.L.P.
Longview Regional Physician Hospital Organization, Inc.
M. Jamshidi, D.O., PLLC
Mainland Family Medicine, PLLC
Mainland Multi-Specialty Group, PLLC
Maternal Fetal Medicine Specialists of Corpus Christi, PLLC
Med City Dallas Outpatient Surgery Center, L.P.
     Medical City Ambulatory Surgery Center
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Medical City Dallas Hospital, Inc.
MediPurchase, Inc.
Methodist Healthcare System of San Antonio, Ltd., L.L.P.
     Methodist Ambulatory Surgery Hospital — Northwest
     Methodist Children’s Hospital of South Texas
     Methodist Hospital
     Methodist Specialty and Transplant Hospital
     Methodist Stone Oak Hospital
     Metropolitan Methodist Hospital
     Northeast Methodist Hospital
Methodist Medical Center ASC, L.P.
     Methodist Ambulatory Surgery Center — Medical Center
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
MHS SC Partner, L.L.C.
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
National Patient Account Services, Inc.
Navarro Memorial Hospital, Inc.

Neurological Eye Specialists of North Texas, PLLC
Neurological Specialists of McKinney, PLLC
Neurological Specialists, PLLC
Neurosurgical Specialists of El Paso, PLLC
North Austin Maternal Fetal Medicine, PLLC
North Austin Plastic Surgery Associates, PLLC
North Austin Surgery Center, L.P.
     North Austin Surgery Center
North Central Methodist ASC, L.P.
     Methodist Ambulatory Surgery Center — North Central
North Hills Cardiac Catheterization Center, L.P.
North Hills Catheterization Lab, LLC
North Hills Primary Care, PLLC
North Hills Surgicare, L.P.
     Texas Pediatric Surgery Center
North Shore Specialists of Texas, PLLC
North Texas Cardiology, PLLC
North Texas Division, Inc.
North Texas General, L.P.
North Texas Geriatrics, PLLC
North Texas Pulmonary Critical Care, PLLC
North Texas Sports and Orthopedics Center, PLLC
North Texas Stroke Center, PLLC
Northeast Methodist Surgicare, Ltd.
Northeast PHO, Inc.
Oakwood Surgery Center, Ltd., LLP
     Oakwood Surgery Center
OB/Gyn Associates of Denton, PLLC
Occupational and Family Medicine of South Texas
Orthopedic Hospital, Ltd.
     Texas Orthopedic Hospital
Outpatient Women’s and Children’s Surgery Center, Ltd.
     Fannin Surgicare
Paragon of Texas Health Properties, Inc.
Paragon Physicians Hospital Organization of South Texas, Inc.
Paragon Surgery Centers of Texas, Inc.
Park Central Surgical Center, Ltd.
     Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Cardiac Intensivists of North Texas, PLLC
Pediatric Hospitalists of Conroe, PLLC
Pediatric Intensivists of El Paso, PLLC
Pediatric Specialists of Clear Lake, PLLC
Pediatric Surgicare, Inc.
Physicians Ambulatory Surgery Center, LLC
     Physicians Endoscopy Center
Plano Urology, PLLC
Plaza Primary Care, PLLC
Primary Care Plano, PLLC
Primary Care South, PLLC
Primary Care West, PLLC
Primary Health Network of South Texas
Quantum/Bellaire Imaging, Ltd.
Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.
Rio Grande NP, Inc.
Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.
Rosewood Medical Center, Inc.
Rosewood Professional Building, Ltd.
Royal Oaks Surgery Center, L.P.
S.A. Medical Center, Inc.
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
Sante Fe Family Practitioners, PLLC
SAPN, LLC
South Austin Surgery Center, Ltd.
     Surgicare of South Austin
South Texas Surgicare, Inc.
Southern Texas Physicians’ Network
Spring Branch Family Practitioners, PLLC
Spring Branch Medical Center, Inc.
     Spring Branch Medical Center
St. David’s Healthcare Partnership, L.P., LLP
     North Austin Medical Center
     Round Rock Medical Center
     South Austin Hospital
     St. David’s Georgetown Hospital
     St. David’s Medical Center
St. David’s OB Hospitalist, PLLC
STPN Manager, LLC
Sugar Land Surgery Center, Ltd.
     Sugar Land Surgery Center
Sun Towers/Vista Hills Holding Co.
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgical Specialists of Clear Lake, PLLC
Surgical Specialists of Corpus Christi, PLLC
Surgicare of Arlington, LLC
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Kingwood, Inc.
Surgicare of McKinney, Inc.
Surgicare of Medical City Dallas, LLC
Surgicare of North Austin, LLC
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of Royal Oaks, LLC
Surgicare of South Austin, Inc.
Surgicare of Southwest Houston, LLC
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
Tarrant County Surgery Center, L.P.
     Trinity Park Surgery Center

Texas Medical Technologies, Inc.
Texas Psychiatric Company, Inc.
The West Texas Division of Columbia, Inc.
THN Physicians Association, Inc.
Travis Surgery Center, L.P.
Urology Services of El Paso, PLLC
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Internal Specialists, PLLC
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West LPN Fort Worth Oncology, PLLC
West LPN, Inc.
West McKinney Imaging Services, LLC
West Park Surgery Center, L.P.
     McKinney Surgery Center
WHMC, Inc.
Woman’s Hospital of Texas, Incorporated
Women Practitioners of Houston, PLLC
Women Specialists of Bayshore, PLLC
UNITED KINGDOM
Columbia U.K. Finance Limited
HCA Finance, LP
HCA International Holdings Limited
HCA International Limited
     Princess Grace Hospital
     The Harley Street Clinic
     The Portland Hospital for Women and Children
     The Wellington Hospital
HCA Staffing Limited
HCA UK Capital Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Services, Ltd.
HCA United Kingdom Limited
La Tour Finance Limited Partnership
London Radiography & Radiotherapy Services Limited
St. Martins Healthcare Limited
     Lister Hospital
     London Bridge Hospital
St. Martins Ltd.
The Harley Street Cancer Clinic Limited
UTAH
Alta Internal Medicine, LLC
Bountiful Surgery Center, LLC
     Lakeview Endoscopy Center
Brigham City Community Hospital Physician Services, LLC
Brigham City Community Hospital, Inc.
     Brigham City Community Hospital
Brigham City Health Plan, Inc.
Columbia Ogden Medical Center, Inc.
     Ogden Regional Medical Center

East Layton Internal Medicine, LLC
General Hospitals of Galen, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
     Lakeview Hospital
HTI Physician Services of Utah, Inc.
Jordan Family Health, L.L.C.
Lakeview Hospital Physician Services, LLC
Lakeview Internal Medicine, LLC
Lakeview Neurosurgery Clinic, LLC
Lakeview Professional Billing, LLC
Lakeview Urology & General Surgery, LLC
Layton Family Practice, LLC
Lone Peak General Surgery, LLC
Lone Peak Primary Care, LLC
Maternal Fetal Services of Utah, LLC
Mountain Division, Inc.
Mountain View Hospital, Inc.
     Mountain View Hospital
Mountain View Medical Office Building, Ltd.
MountainStar Brigham General Surgery, LLC
Mountainstar Brigham OBGYN, LLC
MountainStar Canyon Surgical Clinic, LLC
Mountainstar Cardiovascular Services, LLC
MountainStar Farr West Family Medicine, LLC
Mountainstar Odgen Pediatrics, LLC
MountainStar Primary Care, LLC
Northern Utah Healthcare Corporation
     St. Mark’s Hospital
Northern Utah Healthcare Imaging Holdco, LLC
Northern Utah Imaging, L.P.
Ogden Imaging, LLC
Ogden Internal Medicine & Urology, LLC
Ogden Regional Health Plan, Inc.
Ogden Regional Medical Center Professional Billing, LLC
Ogden Senior Center, LLC
Salt Lake City Surgicare, Inc.
Shadow Mountain Family Medicine, LLC
St. Mark’s Gynecology Oncology Care, LLC
St. Mark’s Investments, Inc.
St. Mark’s Lone Peak Hospital, Inc.
St. Mark’s Millcreek Primary Care, LLC
St. Mark’s Physicians, Inc.
St. Mark’s Professional Services, LLC
St. Mark’s South Jordan Family Practice, LLC
Surgicare of Bountiful, LLC
Surgicare of Utah, LLC
The Wasatch Endoscopy Center, Ltd.
     Wasatch Endoscopy Center
Timpanogos Pain Specialists, LLC
Timpanogos Regional Medical Services, Inc.
     Timpanogos Regional Hospital
Utah Imaging GP, LLC
Utah Surgery Center, L.P.
     South Towne Surgery Center
West Jordan Hospital Corporation

West Valley Imaging, LLC
VIRGINIA
Alleghany General and Bariatric Services, LLC
Alleghany Hospitalists, LLC
Alleghany Primary Care, Inc.
Alleghany Specialists, LLC
Ambulatory Services Management Corporation of Chesterfield County, Inc.
Appomattox Imaging, LLC
Arlington Surgery Center, L.P.
Arlington Surgicare, LLC
Ashburn ASC, LLC
Ashburn Imaging, LLC
Atrium Surgery Center, L.P.
Atrium Surgicare, LLC
Blacksburg Family Care, LLC
Buford Road Imaging, L.L.C.
Capital Anesthesia Services, LLC
Capital Division, Inc.
Cardiac Surgical Associates, LLC
Cardiothoracic Surgeons of Roanoke Valley, LLC
Carlin Springs Urgent Care, LLC
Central Shared Services, LLC
Chesterfield Imaging, LLC
Chippenham & Johnston-Willis Hospitals, Inc.
     CJW Medical Center
Chippenham & Johnston-Willis Sports Medicine, LLC
Chippenham Ambulatory Surgery Center, LLC
Chippenham Pediatric Specialists, LLC
Christiansburg Family Medicine, LLC
Christiansburg Internal Medicine, LLC
CJW Infectious Disease, LLC
CJW Wound Healing Center, LLC
Colonial Heights Ambulatory Surgery Center, L.P.
Colonial Heights Surgicare, LLC
Columbia Arlington Healthcare System, L.L.C.
Columbia Healthcare of Central Virginia, Inc.
Columbia Medical Group — Southwest Virginia, Inc.
Columbia Pentagon City Hospital, L.L.C.
Columbia/Alleghany Regional Hospital, Incorporated
     Alleghany Regional Hospital
Columbia/HCA John Randolph, Inc.
     John Randolph Medical Center
Commonwealth Perinatal Services, LLC
CVMC Property, LLC
Daleville Imaging Manager, LLC
Daleville Imaging, L.P.
Dominion Hospital Physicians’ Group, LLC
Fairfax Surgical Center, L.P.
     Fairfax Surgical Center
Family Medicine of Blacksburg, LLC
Family Practice at Forest Hill, LLC
Family Practice at Retreat, LLC
Fort Chiswell Family Practice, LLC
Galen of Virginia, Inc.
Galen Property, LLC

Galen Virginia Hospital Corporation
Generations Family Practice, Inc.
GYN-Oncology of Southwest Virginia, LLC
Hanover Outpatient Surgery Center, L.P.
     Hanover Outpatient Surgery Center
HCA Health Services of Virginia, Inc.
     Henrico Doctors’ Hospital
HCA Richmond Division, Inc.
HDH Thoracic Surgeons, LLC
Henrico Doctors’ Family Medicine, LLC
Henrico Doctors’ Neurology Associates, LLC
Henrico Radiation Oncology, LLC
Henrico Surgical Specialists, LLC
HSS Virginia, L.P.
Institute of Advanced ENT Surgery, LLC
Internal Medicine of Blacksburg, LLC
James River Internists, LLC
John Randolph Family Practice, LLC
John Randolph OB/GYN, LLC
John Randolph Surgeons, LLC
Lewis Gale Physicians Specialists, LLC
Lewis-Gale Hospital, Incorporated
Lewis-Gale Physicians, LLC
LGMC Ambulatory Surgery Center, LLC
Loudoun Surgery Center, L.P.
Loudoun Surgery Center, LLC
Management Services of the Virginias, Inc.
Montgomery Cancer Center, LLC
Montgomery Hospitalists, LLC
Montgomery Regional Hospital, Inc.
     Montgomery Regional Hospital
Montgomery Surgery Associates, LLC
Northern Virginia Community Hospital, LLC
Northern Virginia Hospital Corporation
Orthopedics Specialists, LLC
Pediatric Specialists for CJW, LLC
Preferred Hospitals, Inc.
Primary Care of West End, LLC
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
     Pulaski Community Hospital
Pulaski Radiologists, LLC
Pulaski Urology, LLC
Quick Care Centers, LLC
Radford Family Medicine, LLC
Reston Hospitalists, LLC
Reston Surgery Center, L.P.
     Reston Surgery Center
Retreat Cardiology, LLC
Retreat Hospital, Inc.
Retreat Internal Medicine, LLC
Retreat Surgical Associates, LLC
Richmond Imaging Employer Corp.
Richmond Multi-Specialty, LLC
Richmond Pediatric Surgeon’s, LLC
Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC
Roanoke Surgery Center, L.P.
     Blue Ridge Surgery Center
Roanoke Valley Gynecology, LLC
Salem Hospitalists, LLC
Short Pump Imaging, LLC
Southwest Virginia Fertility Center, LLC
Southwest Virginia Orthopedics and Spine, LLC
Specialty Physicians of Northern Virginia, LLC
Spotsylvania Condominium Property, LLC
Spotsylvania Medical Center, Inc.
Spotsylvania Multi-Specialty Group, LLC
Spotsylvania Regional Surgery Center, LLC
Stafford Imaging, LLC
Surgical Associates of Southwest Virginia, LLC
Surgical Associates of the New River Valley, LLC
Surgicare of Ashburn, LLC
Surgicare of Fairfax, Inc.
Surgicare of Hanover, Inc.
Surgicare of Reston, Inc.
Surgicare of Roanoke, LLC
Surgicare of Spotsylvania, LLC
Surgicare of Tuckahoe, Inc.
Tri-City Multi-Specialty, LLC
Urology Specialists of Richmond, LLC
Virginia Gynecologic Oncology, LLC
Virginia Hematology & Oncology Associates, Inc.
Virginia Hospitalists, Inc.
Virginia Psychiatric Company, Inc.
     Dominion Hospital
West Creek Ambulatory Surgery Center, LLC
West Creek Medical Center, Inc.
Women’s & Children’s Center, LLC
Women’s Health Center of SWVA, LLC
WASHINGTON
ACH, Inc.
Capital Network Services, Inc.
WEST VIRGINIA
Columbia Parkersburg Healthcare System, LLC
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg SJ Holdings, Inc.
Teays Valley Health Services, LLC
Tri Cities Health Services Corp.